UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2014
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 24, 2014, Celanese Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, the Company's stockholders were asked to consider and vote upon three proposals: (1) election of four Class I Directors to the Company's Board of Directors to serve for terms that expire at the annual meeting of stockholders in 2017, or until their successors are duly elected and qualified; (2) advisory vote to approve executive compensation; and (3) ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2014.
As of the record date of February 24, 2014, there were 155,931,784 shares of the Company's Series A Common Stock issued and outstanding and entitled to be voted at the Annual Meeting, if represented. For each proposal, the stockholder voting results were as follows:
1. Election of Directors. Each of the Director nominees for Class I was elected to serve for a term which expires at the annual meeting of stockholders in 2017 by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Class I Directors:
Jean S. Blackwell	142,046,529	109,793	75,895	4,805,292
Martin G. McGuinn	141,207,897	945,264	79,056	4,805,292
Daniel S. Sanders	142,048,878	107,223	76,116	4,805,292
John K. Wulff	136,770,776	5,382,289	79,152	4,805,292
2. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company's proxy statement for the Annual Meeting, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
140,693,464	1,439,982	98,771	4,805,292
3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company's independent registered public accounting firm for 2014 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
146,648,840	330,891	57,778
Item 7.01 Regulation FD Disclosure.
On April 24, 2014, the Company issued a press release announcing that its Board of Directors had approved a 39% increase in the Company's quarterly common stock cash dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number
Description

99.1	Press Release dated April 24, 2014*
* The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	April 25, 2014
INDEX TO EXHIBITS

Exhibit Number
Description

99.1	Press Release dated April 24, 2014*
* The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in such item in this Current Report that is required to be disclosed solely by Regulation FD.

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